UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

WESTERN ASSET

SMASh SERIES EC FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series EC Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	Western Asset SMASh Series EC Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time. The Fund may invest without limit in both investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) securities and below investment grade securities rated in the C category or above or unrated securities that we determined to be of comparable quality. The Fund may invest without limit in loans, loan participations and fixed income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Interbank Offered Rateii or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset SMASh Series EC Fund 2016 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended October 31, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, uncertainties regarding future Federal Reserve Board (the “Fed”)iii monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended October 31, 2016. Two-year Treasury yields began the reporting period at 0.75% and ended the period at 0.86%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.16% at the beginning of the period and ended the period at 1.84%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv gained 4.37% for the twelve months ended October 31, 2016. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.16% and 11.59%, respectively.

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to bank loans and reduced its exposure to high-yield corporate bonds.

During the reporting period, we employed U.S. Treasury futures and options to manage the Fund’s duration. The use of these instruments contributed to performance. Currency forwards and currency futures and options, which were used to manage our currency exposure, overall, were negative for results. Elsewhere, credit default swaps were used to manage the Fund’s credit exposure. They were a small positive for performance during the period.

Performance review

For the twelve months ended October 31, 2016, Western Asset SMASh Series EC Fund returned 8.88%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 4.37% for the same period.

Performance Snapshot as of October 31, 2016 (unaudited)
	6 months	12 months
Western Asset SMASh Series EC Fund	5.19%	8.88%
Bloomberg Barclays U.S. Aggregate Index	1.51%	4.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to

2	Western Asset SMASh Series EC Fund 2016 Annual Report

the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager.

The Fund’s 30-Day SEC Yield for the period ended October 31, 2016 was 4.68%. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yield would have been 4.65%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual operating expense ratio for the Fund was 0.05%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its out-of-benchmark (securities held by the Fund, but not included in the benchmark) allocation to high-yield corporate bonds. They outperformed the benchmark given generally strong demand from investors looking to generate incremental yield in the low interest rate environment.

Duration and yield curvevii positioning were also positive for performance. In particular, having an overweight to the long end of the U.S. yield curve was beneficial as longer-term rates declined over the fiscal year.

Western Asset SMASh Series EC Fund 2016 Annual Report	3

Fund overview (cont’d)

Elsewhere, our allocation to non-agency mortgage-backed securities (“MBS”) was additive for results.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s non-U.S. dollar exposure. Elsewhere, an underweight to investment grade corporate bonds was negative for results as their spreads narrowed and they outperformed the benchmark. An underweight to agency MBS was also a headwind for results.

Thank you for your investment in Western Asset SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2016

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High-yield bonds, commonly known as “junk bonds”, involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Collateralized Mortgage Obligations (25.2%), Sovereign Bonds (20.2%), Consumer Discretionary (11.9%), U.S. Government & Agency Obligations (4.9%) and Health Care (4.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset SMASh Series EC Fund 2016 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed- income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset SMASh Series EC Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015 and does not include derivatives, such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

6	Western Asset SMASh Series EC Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
5.19%	$1,000.00	$1,051.90	0.00%	$0.00	5.00%	$1,000.00	$1,025.14	0.00%	$0.00

[1]	For the six months ended October 31, 2016.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset SMASh Series EC Fund 2016 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 10/31/16	8.88%
Five Years Ended 10/31/16	8.20
Inception* through 10/31/16	7.85

Cumulative total returns[1]
Inception date of 12/27/06 through 10/31/16	110.52%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or sub adviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of the Fund is December 27, 2006.

8	Western Asset SMASh Series EC Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset SMASh Series EC Fund vs. Bloomberg Barclays U.S. Aggregate Index† — December 27, 2006 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series EC Fund on December 27, 2006 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

Western Asset SMASh Series EC Fund 2016 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh EC	— Western Asset SMASh Series EC Fund

10	Western Asset SMASh Series EC Fund 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh EC	— Western Asset SMASh Series EC Fund

Western Asset SMASh Series EC Fund 2016 Annual Report	11

Schedule of investments

October 31, 2016

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 25.2%
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.647%	4/10/49	560,000	$523,311	(a)
Banc of America Funding Corp., 2015-R3 1A2	0.715%	3/27/36	28,183,204	16,609,264	(a)(b)
Banc of America Funding Trust, 2015-R2 10A2	0.961%	6/29/37	7,457,895	4,182,201	(a)(b)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.794%	7/10/17	20,505,513	14,248,871	(a)(b)
BCAP LLC Trust, 2013-RR3 4A2	0.685%	11/26/36	16,500,000	12,279,613	(a)(b)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	2,887,529	2,434,013	(a)
CGBAM Commercial Mortgage Trust, 2014-HD E	3.535%	2/15/31	870,000	828,658	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR7 XA, IO	1.407%	3/10/46	16,896,994	967,694	(a)
Commercial Mortgage Pass-Through Certificates, 2014-CR19 B	4.703%	8/10/47	1,380,000	1,502,250	(a)
Commercial Mortgage Pass-Through Certificates, 2014-CR20 B	4.239%	11/10/47	720,000	772,032
Connecticut Avenue Securities, 2015-C03 2M2	5.534%	7/25/25	970,000	1,032,965	(a)(b)
Connecticut Avenue Securities, 2016-C04 1M2	4.784%	1/25/29	14,280,000	14,515,149	(a)(b)
Countrywide Alternative Loan Trust, 2007-OA8 1A1	0.714%	6/25/47	9,039,314	7,094,040	(a)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.178%	6/15/38	247,903	152,460	(a)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	4,840,000	4,636,439
Credit Suisse Mortgage Trust, 2007-C3 AJ	5.690%	6/15/39	1,260,000	1,052,475	(a)
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	4,230,000	3,933,383	(a)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.725%	6/27/46	5,337,970	5,099,576	(a)(b)
Credit Suisse Mortgage Trust, 2014-11R 15A2	2.885%	1/27/36	4,417,267	2,895,558	(a)(b)
Credit Suisse Mortgage Trust, 2014-TIKI B	1.885%	9/15/38	913,000	895,417	(a)(b)
Credit Suisse Mortgage Trust, 2014-TIKI F	4.358%	9/15/38	3,600,000	3,431,099	(a)(b)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,130,000	976,006	(b)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,100,000	895,091	(b)
Credit Suisse Mortgage Trust, 2015-12R 2A2	1.024%	11/30/37	22,755,000	14,206,083	(a)(b)
Credit Suisse Mortgage Trust, 2015-TOWN F	5.035%	3/15/17	2,370,000	2,299,082	(a)(b)
Credit Suisse Mortgage Trust, 2015-TOWN TF	4.677%	3/15/17	2,540,000	2,422,525	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS2, IO	9.607%	4/15/36	4,934,607	2,222,930	(a)(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K503 X1, IO	0.583%	8/25/19	64,174,859	691,959	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K712 X1, IO	1.360%	11/25/19	31,135,075	989,457	(a)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	4,390,000	2,816,927	(a)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	870,000	762,370	(a)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.756%	5/16/55	15,861,625	869,233	(a)

See Notes to Financial Statements.

12	Western Asset SMASh Series EC Fund 2016 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
GS Mortgage Securities Corp., 2014-2R 3B	1.135%	11/26/37	15,882,574	$10,380,979	(a)(b)
GS Mortgage Securities Trust, 2016-ICE2 E	9.035%	2/15/33	5,320,000	5,351,154	(a)(b)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.760%	11/15/16	3,280,000	3,292,019	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 C	4.448%	11/15/47	1,440,000	1,455,599	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	5,870,000	4,515,629
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	2,927,403	2,231,391	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.715%	2/12/49	3,100,000	2,509,071	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.040%	2/15/51	225,000	208,690	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJ	5.503%	1/15/49	5,380,000	2,421,540	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	10,350,000	4,658,643	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.760%	10/15/19	1,200,000	1,195,561	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	4.135%	6/15/29	1,520,000	1,498,956	(a)(b)
Lone Star Portfolio Trust	7.752%	9/15/20	5,410,624	5,350,395	(a)(b)
Lone Star Portfolio Trust, 2015-LSP F	7.435%	9/15/28	5,545,947	5,330,956	(a)(b)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	7,040,000	5,789,075	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	2,810,000	2,311,110	(a)(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.177%	9/12/49	870,000	671,643	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C14 F	3.710%	2/15/47	8,480,000	4,893,401	(b)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,240,000	964,642
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	7,530,000	6,972,919
Morgan Stanley Re-remic Trust, 2015-R6 1B	0.785%	7/26/45	7,032,493	2,904,453	(a)(b)
Motel 6 Trust, 2015-MTL6 F	5.000%	2/5/30	5,890,000	5,713,103	(b)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	1,991,986	1,864,827	(b)
RBSSP Resecuritization Trust, 2013-4 1A2	1.946%	12/26/37	19,380,021	11,002,522	(a)(b)
Residential Accredit Loans Inc., 2005-QS6 A4	21.245%	5/25/35	2,675,398	3,784,414	(a)
Residential Accredit Loans Inc., 2007-QS7 1A7	1.084%	5/25/37	14,009,008	9,261,715	(a)
TBW Mortgage-Backed Pass-Through Certificates, 2006-3 4A3, IO	6.566%	7/25/36	20,538,523	6,939,108	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 A5	3.817%	8/15/50	980,000	1,064,066
WF-RBS Commercial Mortgage Trust, 2012-C9 AS	3.388%	11/15/45	1,819,000	1,901,567
WF-RBS Commercial Mortgage Trust, 2014-C22 D	3.907%	9/15/57	4,390,000	3,386,932	(a)(b)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
WF-RBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	1,270,000	$1,334,710
WF-RBS Commercial Mortgage Trust, 2014-C24 C	4.290%	11/15/47	1,630,000	1,543,456
Total Collateralized Mortgage Obligations (Cost — $254,891,007)				250,942,377
Asset-Backed Securities — 4.3%
Ameriquest Mortgage Securities Inc., 2004-R7 M3	1.554%	8/25/34	1,942,083	1,713,520	(a)
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	2.184%	7/25/37	1,266,000	1,154,028	(a)
CWABS Revolving Home Equity Loan Trust, 2004-S 1A	0.775%	2/15/30	3,741,924	3,334,854	(a)
Greenpoint Manufactured Housing, 1999-2 A2	3.098%	3/18/29	425,000	386,845	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	11,234,186	11,201,220
Greenpoint Manufactured Housing, 2001-2 IA2	0.000%	2/20/32	25,000	22,606	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.028%	3/13/32	25,000	22,637	(a)
GSAMP Trust, 2005-SEA1 M2	1.434%	1/25/35	4,725,750	4,036,540	(a)(b)
Park Place Securities Inc., Pass -Through Certificates, 2005-WHQ4 M2	1.024%	9/25/35	7,260,000	6,259,222	(a)
Residential Asset Mortgage Products Inc., 2006-RZ3 M1	0.884%	8/25/36	8,810,000	7,232,258	(a)
Residential Asset Securities Corp., 2005-KS10 M2	0.974%	11/25/35	8,770,000	7,828,982	(a)
Total Asset-Backed Securities (Cost — $42,043,723)				43,192,712
Corporate Bonds & Notes — 18.3%
Consumer Discretionary — 4.1%
Auto Components — 1.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	4,430,000	4,695,800
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	800,000	830,000
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	1,520,000	1,537,100
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	3,558,000	3,767,032	(b)
Total Auto Components				10,829,932
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, Senior Notes	4.500%	4/15/20	2,800,000	2,877,000
Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	540,000	565,650	(b)
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.875%	11/1/20	3,457,000	3,703,311
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	850,000	875,573
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	1,410,000	1,434,675	(b)
Total Hotels, Restaurants & Leisure				6,579,209
Internet & Direct Marketing Retail — 0.1%
Netflix Inc., Senior Bonds	5.875%	2/15/25	495,000	550,069
Media — 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	740,000	784,400	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	250,000	279,375

See Notes to Financial Statements.

14	Western Asset SMASh Series EC Fund 2016 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	6.750%	6/1/21	710,000	$764,585
DISH DBS Corp., Senior Notes	5.875%	7/15/22	3,070,000	3,177,450
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,310,000	2,334,544
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	2,660,000	2,737,326	(b)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	1,340,000	1,355,075	(b)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	3,000,000	3,075,000	(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	680,000	692,750	(b)
Total Media				15,200,505
Multiline Retail — 0.4%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	3,700,000	3,959,000
Specialty Retail — 0.1%
PetSmart Inc., Senior Notes	7.125%	3/15/23	560,000	587,300	(b)
Total Consumer Discretionary				40,583,015
Consumer Staples — 1.3%
Beverages — 0.8%
Constellation Brands Inc., Senior Notes	3.750%	5/1/21	4,160,000	4,408,768
Constellation Brands Inc., Senior Notes	6.000%	5/1/22	150,000	174,750
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	420,000	446,334
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	2,000,000	2,200,000
Total Beverages				7,229,852
Food Products — 0.5%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	4,649,000	5,111,780	(b)
Total Consumer Staples				12,341,632
Energy — 2.8%
Oil, Gas & Consumable Fuels — 2.8%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	810,000	821,099
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	1,310,000	1,344,567
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	230,000	211,600
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	360,000	307,800
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	210,000	182,700
Concho Resources Inc., Senior Notes	5.500%	4/1/23	930,000	956,040
Enterprise Products Operating LLC, Junior Subordinated Notes	4.593%	8/1/66	310,000	295,275	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	300,000	367,747
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	10,000	10,837	(b)
MPLX LP, Senior Notes	5.500%	2/15/23	290,000	302,200
MPLX LP, Senior Notes	4.875%	12/1/24	1,780,000	1,864,643

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	15

Schedule of investments (cont’d)

October 31, 2016

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MPLX LP, Senior Notes	4.875%	6/1/25	1,710,000	$1,786,836
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	520,000	519,350
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	100,000	99,500
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,250,000	1,113,688
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,000,000	1,011,500
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	1,650,000	1,848,825	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	330,000	285,912
QEP Resources Inc., Senior Notes	6.875%	3/1/21	430,000	454,725
Range Resources Corp., Senior Notes	5.000%	3/15/23	920,000	894,700	(b)
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,740,000	1,671,287
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	30,000	33,636
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,300,000	1,381,250
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	60,000	48,300	(b)(c)
SM Energy Co., Senior Notes	5.000%	1/15/24	310,000	289,850
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	420,000	401,100
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	1,140,000	1,063,050
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,060,000	1,910,650
Williams Cos. Inc., Debentures	7.500%	1/15/31	152,000	175,466
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	6,030,000	6,192,056
WPX Energy Inc., Senior Notes	6.000%	1/15/22	340,000	340,850
WPX Energy Inc., Senior Notes	8.250%	8/1/23	50,000	54,250
Total Energy				28,241,289
Financials — 1.9%
Banks — 0.6%
CIT Group Inc., Senior Notes	5.375%	5/15/20	2,000,000	2,142,500
CIT Group Inc., Senior Notes	5.000%	8/15/22	3,220,000	3,441,375
CIT Group Inc., Senior Notes	5.000%	8/1/23	710,000	757,996
Total Banks				6,341,871
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	3.500%	1/27/19	1,460,000	1,467,300
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,000,000	3,600,000
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	170,000	184,875
Total Consumer Finance				5,252,175
Diversified Financial Services — 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	2,780,000	2,908,575
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	789,854

See Notes to Financial Statements.

16	Western Asset SMASh Series EC Fund 2016 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,850,000	$2,004,937
Total Diversified Financial Services				5,703,366
Thrifts & Mortgage Finance — 0.2%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	2,000,000	1,985,000	(b)
Total Financials				19,282,412
Health Care — 2.2%
Health Care Providers & Services — 1.9%
Centene Corp., Senior Notes	5.625%	2/15/21	430,000	452,149
Centene Corp., Senior Notes	4.750%	5/15/22	830,000	846,600
Centene Corp., Senior Notes	6.125%	2/15/24	430,000	459,025
Centene Corp., Senior Notes	4.750%	1/15/25	1,280,000	1,277,600
DaVita Inc., Senior Notes	5.000%	5/1/25	290,000	280,575
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	1,280,000	1,337,600	(b)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	5,070,000	5,310,825	(b)
HCA Inc., Debentures	7.500%	11/15/95	10,000	10,150
HCA Inc., Senior Bonds	5.375%	2/1/25	300,000	306,585
HCA Inc., Senior Notes	7.500%	2/15/22	390,000	444,795
HCA Inc., Senior Notes	5.875%	5/1/23	850,000	903,924
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,750,000	1,942,500
HCA Inc., Senior Secured Notes	5.250%	4/15/25	1,670,000	1,753,500
HCA Inc., Senior Secured Notes	5.250%	6/15/26	730,000	764,675
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,970,000	2,918,025
Total Health Care Providers & Services				19,008,528
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	600,000	522,000	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	140,000	121,450	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,760,000	1,573,000	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	220,000	173,800	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	670,000	530,975	(b)
Total Pharmaceuticals				2,921,225
Total Health Care				21,929,753
Industrials — 1.7%
Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	63,339	72,286
Commercial Services & Supplies — 1.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	670,000	690,100	(b)
United Rentals North America Inc., Senior Notes	6.125%	6/15/23	3,000,000	3,150,000

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	17

Schedule of investments (cont’d)

October 31, 2016

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	130,000	$135,525
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	2,375,000	2,413,594
West Corp., Senior Notes	5.375%	7/15/22	5,510,000	5,324,037	(b)
Total Commercial Services & Supplies				11,713,256
Road & Rail — 0.5%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	4,690,000	4,736,900	(b)
Total Industrials				16,522,442
Information Technology — 0.6%
IT Services — 0.5%
First Data Corp., Senior Notes	7.000%	12/1/23	3,910,000	4,105,500	(b)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	213,000	220,983	(b)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	750,000	764,062	(b)
Total IT Services				5,090,545
Semiconductors & Semiconductor Equipment — 0.0%
Micron Technology Inc., Senior Notes	5.500%	2/1/25	140,000	137,944
Software — 0.1%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	380,000	418,661	(b)
Total Information Technology				5,647,150
Materials — 1.8%
Chemicals — 0.5%
OCP SA, Senior Notes	4.500%	10/22/25	1,180,000	1,192,697	(b)
Westlake Chemical Corp., Senior Notes	4.625%	2/15/21	2,420,000	2,534,926	(b)
Westlake Chemical Corp., Senior Notes	4.875%	5/15/23	660,000	688,050	(b)
Total Chemicals				4,415,673
Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.850%	12/15/19	480,000	489,000	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	2,220,000	2,253,300	(b)
Graphic Packaging International Inc., Senior Notes	4.875%	11/15/22	960,000	1,008,000
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,000,000	1,117,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	1,290,000	1,325,875	(b)
Total Containers & Packaging				6,193,675
Metals & Mining — 0.7%
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	2,140,000	2,493,100	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	500,000	475,575
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	1,340,000	1,403,650

See Notes to Financial Statements.

18	Western Asset SMASh Series EC Fund 2016 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,850,000	$2,888,332
Total Metals & Mining				7,260,657
Total Materials				17,870,005
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	1,220,000	1,294,725	(b)
Telecommunication Services — 1.7%
Diversified Telecommunication Services — 0.2%
CenturyLink Inc., Senior Notes	5.625%	4/1/20	120,000	128,550
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,920,000	1,956,000
Total Diversified Telecommunication Services				2,084,550
Wireless Telecommunication Services — 1.5%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	2,500,000	2,581,250	(b)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,020,000	1,053,150	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,500,000	1,814,544
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	200,000	217,250	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	900,000	915,750
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	1,500,000	1,635,000	(b)
Sprint Corp., Senior Notes	7.250%	9/15/21	2,387,000	2,449,659
Sprint Corp., Senior Notes	7.875%	9/15/23	560,000	555,800
Sprint Corp., Senior Notes	7.625%	2/15/25	3,363,000	3,262,110
T-Mobile USA Inc., Senior Notes	6.464%	4/28/19	500,000	508,750
Total Wireless Telecommunication Services				14,993,263
Total Telecommunication Services				17,077,813
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., Senior Notes	8.000%	6/1/20	440,000	518,100
AES Corp., Senior Notes	7.375%	7/1/21	410,000	464,325
AES Corp., Senior Notes	5.500%	4/15/25	30,000	30,450
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	165,630	131,055
Total Utilities				1,143,930
Total Corporate Bonds & Notes (Cost — $173,152,986)				181,934,166
Senior Loans — 19.0%
Consumer Discretionary — 7.8%
Distributors — 0.3%
ABC Supply Co. Inc., Term Loan	3.500%	10/31/23	3,295,154	3,309,814	(d)(e)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	19

Schedule of investments (cont’d)

October 31, 2016

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.7%
Nord Anglia Education Finance LLC, Term Loan	5.000%	3/31/21	3,893,759	$3,918,095	(d)(e)
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	2,977,215	2,990,985	(d)(e)
Total Diversified Consumer Services				6,909,080
Hotels, Restaurants & Leisure — 1.9%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	3,784,240	3,806,298	(d)(e)(f)
Aristocrat Technologies Inc., 2016 Term Loan B	3.631%	10/20/21	2,408,575	2,422,726	(d)(e)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,672,187	1,678,458	(d)(e)
Equinox Holdings Inc., Repriced Term Loan B	5.000%	1/31/20	965,251	972,943	(d)(e)
Hilton Worldwide Finance LLC, Term Loan B1	3.500%	10/26/20	317,881	319,697	(d)(e)
Hilton Worldwide Finance LLC, Term Loan B2	3.034%	10/25/23	5,754,610	5,793,143	(d)(e)(f)
Landry’s Inc., 2016 Term Loan B	—	10/4/23	1,700,000	1,712,397	(f)
Station Casinos LLC, 2016 Term Loan B	3.750%	6/8/23	1,995,000	2,005,220	(d)(e)
Total Hotels, Restaurants & Leisure				18,710,882
Media — 1.9%
Charter Communications Operating LLC, 2016 Term Loan H	3.250%	8/24/21	1,994,987	2,004,962	(d)(e)
Charter Communications Operating LLC, 2016 Term Loan I	3.500%	1/24/23	4,690,000	4,723,871	(d)(e)(f)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	5,385,161	5,399,744	(d)(e)(f)
UPC Financing Partnership, USD Term Loan AN	—	8/31/24	4,700,000	4,729,963	(f)
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	1,109,362	1,109,795	(d)(e)
Ziggo Financing Partnership, USD Term Loan B2A	3.500%	1/15/22	657,447	657,704	(d)(e)
Ziggo Financing Partnership, USD Term Loan B3	3.701%	1/15/22	204,287	204,367	(d)(e)
Total Media				18,830,406
Multiline Retail — 0.2%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	1,957,236	1,804,205	(d)(e)
Specialty Retail — 2.8%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	2,976,069	2,892,058	(d)(e)
CWGS Group LLC, Term Loan	5.750%	2/20/20	2,137,736	2,147,088	(d)(e)
Michaels Stores Inc., 2016 Term Loan B1	—	1/27/23	5,648,931	5,696,846	(f)
Party City Holdings Inc., 2015 Term Loan B	3.750-4.490%	8/19/22	3,137,671	3,147,197	(d)(e)(f)
Party City Holdings Inc., 2016 Term Loan	—	8/19/22	1,700,000	1,707,437	(f)
Petco Animal Supplies Inc., 2016 Term Loan B1	—	1/26/23	5,685,678	5,744,508	(f)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	3,838,452	3,849,449	(d)(e)
PetSmart Inc., Term Loan B2	—	3/11/22	2,443,797	2,451,434	(f)
Total Specialty Retail				27,636,017
Total Consumer Discretionary				77,200,404

See Notes to Financial Statements.

20	Western Asset SMASh Series EC Fund 2016 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.3%
Food & Staples Retailing — 0.6%
Albertsons LLC, 2016 Term Loan B4	4.500%	8/25/21	4,837,875	$4,877,787	(d)(e)
Albertsons LLC, 2016 Term Loan B6	—	6/22/23	1,700,000	1,718,382	(f)
Total Food & Staples Retailing				6,596,169
Food Products — 0.7%
AdvancePierre Foods Inc., 2016 Term Loan	4.500%	6/2/23	3,850,000	3,883,688	(d)(e)(f)
CSM Bakery Solutions LLC, First Lien Term Loan	5.000%	7/3/20	979,784	955,596	(d)(e)
Keurig Green Mountain Inc., USD Term Loan B	5.250%	3/3/23	1,866,260	1,894,254	(d)(e)
Total Food Products				6,733,538
Total Consumer Staples				13,329,707
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
EP Energy LLC, 2016 Term Loan	—	6/30/21	2,500,000	2,562,500	(f)
Murray Energy Corp., Term Loan B2	8.250%	4/16/20	370,394	343,849	(d)(e)
Total Energy				2,906,349
Financials — 0.1%
Capital Markets — 0.1%
RPI Finance Trust, Term Loan B5	—	10/14/22	700,000	707,365	(f)
Health Care — 2.5%
Health Care Providers & Services — 1.9%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	1,984,925	1,975,248	(d)(e)
Envision Healthcare Corp., Initial Term Loan	—	5/25/18	4,936,967	4,950,854	(f)
Jaguar Holding Co. II, 2015 Term Loan B	—	8/18/22	5,051,200	5,055,938	(f)
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	6,264,006	6,343,872	(d)(e)(f)
Select Medical Corp., Series F Term Loan B	6.000-7.500%	3/3/21	636,800	641,767	(d)(e)
Total Health Care Providers & Services				18,967,679
Pharmaceuticals — 0.6%
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	2,977,157	2,981,811	(d)(e)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.500%	4/1/22	2,865,328	2,870,165	(d)(e)
Total Pharmaceuticals				5,851,976
Total Health Care				24,819,655
Industrials — 1.7%
Air Freight & Logistics — 0.6%
XPO Logistics Inc., Term Loan B2	4.250%	10/30/21	5,677,650	5,722,362	(d)(e)(f)
Airlines — 0.3%
American Airlines Inc., New Term Loan	3.250%	6/27/20	3,162,500	3,170,653	(d)(e)(f)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	21

Schedule of investments (cont’d)

October 31, 2016

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.2%
GYP Holdings III Corp., Add On First Lien Term Loan	—	4/1/21	1,845,375	$1,847,106	(f)
Commercial Services & Supplies — 0.3%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	992,366	992,188	(d)(e)
Prime Security Services Borrower LLC, 2016 Incremental Term Loan B1	—	5/2/22	1,875,000	1,890,469	(f)
Total Commercial Services & Supplies				2,882,657
Electrical Equipment — 0.1%
Generac Power Systems Inc., Term Loan B	3.596%	5/31/20	795,000	795,740	(d)(e)
Machinery — 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	1,080,506	1,051,384	(d)(e)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	293,152	271,104	(d)(e)
Total Machinery				1,322,488
Marine — 0.1%
Commercial Barge Line Co., 2015 First Lien Term Loan	—	11/12/20	1,612,239	1,567,902	(f)
Total Industrials				17,308,908
Information Technology — 0.8%
IT Services — 0.6%
First Data Corp., 2016 USD Term Loan	—	3/24/21	700,000	704,667	(f)
First Data Corp., Extended 2021 Term Loan	3.524%	3/24/21	5,015,538	5,038,053	(d)(e)(f)
Total IT Services				5,742,720
Software — 0.2%
Sophia LP, 2015 Term Loan B	4.750%	9/30/22	1,970,825	1,976,779	(d)(e)
Total Information Technology				7,719,499
Materials — 1.5%
Construction Materials — 0.2%
American Builders & Contractors Supply Co., Term Loan B	—	10/31/23	1,700,000	1,709,563	(f)
Containers & Packaging — 1.3%
Berry Plastics Holding Corp., Term Loan H	3.750%	10/1/22	5,271,045	5,294,105	(d)(e)(f)
BWAY Holding Co. Inc., New Term Loan B	—	8/14/20	1,850,000	1,864,647	(f)
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	733,072	732,156	(d)(e)
Reynolds Group Holdings Inc., 2016 USD Term Loan	4.250%	2/5/23	5,700,000	5,719,756	(d)(e)(f)
Total Containers & Packaging				13,610,664
Total Materials				15,320,227
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 1.9%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	2,000,000	1,916,250	(d)(e)
Level 3 Financing Inc., 2015 Term Loan B2	—	5/31/22	5,810,000	5,840,502	(f)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	6,245,771	6,276,351	(d)(e)(f)

See Notes to Financial Statements.

22	Western Asset SMASh Series EC Fund 2016 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Windstream Corp., Repriced Term Loan B6	4.750%	3/16/21	4,950,000		$4,973,978	(d)(e)
Total Diversified Telecommunication Services					19,007,081
Wireless Telecommunication Services — 0.8%
CSC Holdings LLC, 2016 Term Loan	3.876%	10/11/24	1,973,684		1,983,142	(d)(e)(f)
T-Mobile USA Inc., Term Loan B	—	11/9/22	5,700,000		5,749,368	(f)
Total Wireless Telecommunication Services					7,732,510
Total Telecommunication Services					26,739,591
Utilities — 0.3%
Independent Power and Renewable Electricity Producers — 0.3%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/30/17	2,500,000		2,516,675	(d)(e)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	141,758		141,049	(d)(e)
Total Utilities					2,657,724
Total Senior Loans (Cost — $187,296,716)					188,709,429
Sovereign Bonds — 20.2%
Argentina — 0.6%
Republic of Argentina, Senior Notes	6.875%	4/22/21	2,590,000		2,808,855	(b)
Republic of Argentina, Senior Notes	7.500%	4/22/26	1,710,000		1,872,450	(b)
Republic of Argentina, Senior Notes	7.625%	4/22/46	1,130,000		1,236,785	(b)
Total Argentina					5,918,090
Brazil — 4.4%
Federative Republic of Brazil, Notes	10.000%	1/1/21	34,063,000	BRL	10,282,160
Federative Republic of Brazil, Notes	10.000%	1/1/23	91,887,000	BRL	27,245,992
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	3,180,000		3,084,600
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	3,910,000		3,470,125
Total Brazil					44,082,877
Colombia — 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	500,000		548,750
Indonesia — 0.1%
Republic of Indonesia, Notes	3.750%	4/25/22	1,000,000		1,040,903	(g)
Mexico — 5.3%
United Mexican States, Senior Bonds	8.000%	6/11/20	10,431,100	MXN	590,855
United Mexican States, Senior Bonds	6.500%	6/9/22	203,825,000	MXN	11,046,741
United Mexican States, Senior Bonds	10.000%	12/5/24	352,420,000	MXN	23,221,739
United Mexican States, Senior Bonds	7.750%	11/13/42	195,291,500	MXN	11,596,333
United Mexican States, Senior Notes	3.600%	1/30/25	3,310,000		3,384,475
United Mexican States, Senior Notes	5.550%	1/21/45	3,000,000		3,371,250
Total Mexico					53,211,393

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	23

Schedule of investments (cont’d)

October 31, 2016

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 0.4%
Republic of Peru, Senior Bonds	6.550%	3/14/37	510,000		$701,250
Republic of Peru, Senior Bonds	5.625%	11/18/50	2,520,000		3,206,700
Total Peru					3,907,950
Poland — 5.3%
Republic of Poland, Bonds	2.000%	4/25/21	5,180,000	PLN	1,300,744
Republic of Poland, Bonds	3.250%	7/25/25	72,410,000	PLN	18,778,705
Republic of Poland, Bonds	2.500%	7/25/26	135,680,000	PLN	32,880,332
Total Poland					52,959,781
Portugal — 0.2%
Republic of Portugal, Notes	5.125%	10/15/24	1,510,000		1,500,011	(b)
Russia — 3.8%
Russian Federal Bond, Bonds	7.000%	8/16/23	356,920,000	RUB	5,227,255
Russian Federal Bond, Bonds	7.750%	9/16/26	659,350,000	RUB	9,976,788
Russian Federal Bond, Bonds	8.150%	2/3/27	451,510,000	RUB	7,026,682
Russian Federal Bond, Bonds	7.050%	1/19/28	1,069,290,000	RUB	15,284,305
Total Russia					37,515,030
Total Sovereign Bonds (Cost — $212,354,766)					200,684,785
U.S. Government & Agency Obligations — 4.9%
U.S. Government Obligations — 4.9%
U.S. Treasury Notes	0.500%	2/28/17	15,000,000		15,009,105
U.S. Treasury Notes	0.750%	2/28/18	20,000,000		19,996,880
U.S. Treasury Notes	1.625%	6/30/20	13,000,000		13,223,444
U.S. Treasury Notes	2.000%	8/15/25	300,000		305,203
Total U.S. Government & Agency Obligations (Cost — $48,481,452)					48,534,632

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS (Cost — $113,913)			4,873		43,516	*(c)(h)
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I (Cost — $818,341)	6.602%		32,991		842,260	(a)

See Notes to Financial Statements.

24	Western Asset SMASh Series EC Fund 2016 Annual Report

Western Asset SMASh Series EC Fund

		Expiration Date	Notional Amount†	Value
Purchased Options — 0.0%
U.S. Dollar/Mexican Peso, Put @ 18.55 MXN (Cost — $48,383)		12/16/16	3,550,000	$62,477
Total Investments before Short-Term Investments (Cost — $919,201,287)				914,946,354

	Rate		Shares
Short-Term Investments — 12.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $122,095,943)	0.251%		122,095,943	122,095,943
Total Investments — 104.3% (Cost — $1,041,297,230#)				1,037,042,297
Liabilities in Excess of Other Assets — (4.3)%				(42,384,342)
Total Net Assets — 100.0%				$994,657,955

*	Non-income producing security.

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security (unaudited).

(d)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	All or a portion of this loan is unfunded as of October 31, 2016. The interest rate for fully unfunded term loans is to be determined.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $1,043,018,853.

Abbreviations used in this schedule:
BRL	— Brazilian Real
DIP	— Debtor-in-Possession
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
RUB	— Russian Ruble

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	25

Schedule of investments (cont’d)

October 31, 2016

Western Asset SMASh Series EC Fund

Schedule of Written Options
Security	Expiration Date	Strike Price		Contracts	Value
U.S. Dollar/Mexican Peso, Call	12/16/16	20.80	MXN	3,550,000	$23,139
U.S. Dollar/Mexican Peso, Put	1/23/17	17.95	MXN	33,540,000	301,357
Total Written Options (Premiums received — $360,668)					$324,496

See Notes to Financial Statements.

26	Western Asset SMASh Series EC Fund 2016 Annual Report

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $1,041,297,230)	$1,037,042,297
Foreign currency, at value (Cost — $9,119,354)	9,143,863
Cash	67,963
Receivable for Fund shares sold	8,171,206
Interest receivable	8,081,929
Receivable for securities sold	7,917,758
Deposits with brokers for open futures contracts	5,973,103
Unrealized appreciation on forward foreign currency contracts	4,669,696
Foreign currency collateral for open futures contracts, at value (Cost — $1,171,247)	1,168,574
Deposits with brokers for centrally cleared swap contracts	843,074
Receivable from broker — variation margin on open futures contracts	125,898
Receivable from investment manager	26,821
Principal paydown receivable	14,802
Prepaid expenses	24,960
Total Assets	1,083,271,944

Liabilities:
Payable for securities purchased	85,524,013
Unrealized depreciation on forward foreign currency contracts	1,430,661
Payable for Fund shares repurchased	1,172,071
Written options, at value (premiums received — $360,668)	324,496
Payable to broker — variation margin on centrally cleared swaps	20,369
Trustees’ fees payable	863
Accrued expenses	141,516
Total Liabilities	88,613,989
Total Net Assets	$994,657,955

Net Assets:
Par value (Note 5)	$1,056
Paid-in capital in excess of par value	979,729,224
Undistributed net investment income	3,106,368
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	22,864,889
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(11,043,582)
Total Net Assets	$994,657,955

Shares Outstanding	105,607,626

Net Asset Value	$9.42

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	27

Statement of operations

For the Year Ended October 31, 2016

Investment Income:
Interest	$38,844,339
Dividends	60,220
Total Investment Income	38,904,559

Expenses:
Fund accounting fees	76,693
Custody fees	65,662
Legal fees	54,880
Audit and tax fees	44,210
Registration fees	37,046
Shareholder reports	23,083
Trustees’ fees	14,085
Insurance	9,069
Commitment fees (Note 7)	7,157
Transfer agent fees	5,593
Miscellaneous expenses	12,976
Total Expenses	350,454
Less: Fee waivers and/or expense reimbursements (Note 2)	(350,454)
Net Expenses	—
Net Investment Income	38,904,559

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(6,502,835)
Futures contracts	25,409,879
Written options	1,180,382
Swap contracts	1,539,832
Foreign currency transactions	(3,538,246)
Net Realized Gain	18,089,012
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	18,404,460
Futures contracts	(10,452,898)
Written options	(464,731)
Swap contracts	(274,766)
Foreign currencies	2,732,833
Change in Net Unrealized Appreciation (Depreciation)	9,944,898
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	28,033,910
Increase in Net Assets From Operations	$66,938,469

See Notes to Financial Statements.

28	Western Asset SMASh Series EC Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2016	2015

Operations:
Net investment income	$38,904,559	$22,242,324
Net realized gain	18,089,012	10,359,671
Change in net unrealized appreciation (depreciation)	9,944,898	(24,700,050)
Increase in Net Assets From Operations	66,938,469	7,901,945

Distributions to Shareholders From (Note 1):
Net investment income	(35,967,160)	(25,403,535)
Net realized gains	(2,333,904)	(2,563,496)
Decrease in Net Assets From Distributions to Shareholders	(38,301,064)	(27,967,031)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	507,466,936	407,644,268
Cost of shares repurchased	(125,997,911)	(76,281,791)
Increase in Net Assets From Fund Share Transactions	381,469,025	331,362,477
Increase in Net Assets	410,106,430	311,297,391

Net Assets:
Beginning of year	584,551,525	273,254,134
End of year*	$994,657,955	$584,551,525
*Includes undistributed net investment income of:	$3,106,368	$6,412,163

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2016 Annual Report	29

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$9.14	$9.59	$9.32	$9.29	$8.66

Income (loss) from operations:
Net investment income	0.47	0.46	0.40	0.43	0.47
Net realized and unrealized gain (loss)	0.31	(0.28)	0.46	0.21	0.68
Total income from operations	0.78	0.18	0.86	0.64	1.15

Less distributions from:
Net investment income	(0.46)	(0.56)	(0.59)	(0.61)	(0.52)
Net realized gains	(0.04)	(0.07)	—	—	—
Total distributions	(0.50)	(0.63)	(0.59)	(0.61)	(0.52)

Net asset value, end of year	$9.42	$9.14	$9.59	$9.32	$9.29
Total return[2]	8.88%	1.99%	9.59%	7.08%	13.81%

Net assets, end of year (000s)	$994,658	$584,552	$273,254	$74,700	$55,216

Ratios to average net assets:
Gross expenses[3]	0.05%	0.05%	0.12%	0.24%	0.28%
Net expenses[4,5]	0.00	0.00	0.00	0.00	0.00
Net investment income	5.17	4.94	4.34	4.61	5.22

Portfolio turnover rate	36%	59%	69%	94%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

30	Western Asset SMASh Series EC Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker.

Western Asset SMASh Series EC Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

32	Western Asset SMASh Series EC Fund 2016 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$248,519,852	$2,422,525	$250,942,377
Asset-backed securities	—	43,192,712	—	43,192,712
Corporate bonds & notes	—	181,934,166	—	181,934,166
Senior loans:
Consumer discretionary	—	73,282,309	3,918,095	77,200,404
Industrials	—	15,461,802	1,847,106	17,308,908
Utilities	—	2,516,675	141,049	2,657,724
Other senior loans	—	91,542,393	—	91,542,393
Sovereign bonds	—	200,684,785	—	200,684,785
U.S. government & agency obligations	—	48,534,632	—	48,534,632
Common stocks	—	—	43,516	43,516
Preferred stocks	$842,260	—	—	842,260
Purchased options	—	62,477	—	62,477
Total long-term investments	842,260	905,731,803	8,372,291	914,946,354
Short-term investments†	122,095,943	—	—	122,095,943
Total investments	$122,938,203	$905,731,803	$8,372,291	$1,037,042,297
Other financial instruments:
Futures contracts	$1,379,715	—	—	$1,379,715
Forward foreign currency contracts	—	$4,669,696	—	4,669,696
Total other financial instruments	1,379,715	4,669,696	—	6,049,411
Total	$124,317,918	$910,401,499	$8,372,291	$1,043,091,708

Western Asset SMASh Series EC Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$324,496	—	$324,496
Futures contracts	$11,317,013	—	—	11,317,013
Forward foreign currency contracts	—	1,430,661	—	1,430,661
Centrally cleared credit default swaps on credit indices — sell protection	—	153,469	—	153,469
Total	$11,317,013	$1,908,626	—	$13,225,639

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

34	Western Asset SMASh Series EC Fund 2016 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset SMASh Series EC Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

(g) Swaptions. The Fund purchases or writes swaptions to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps

36	Western Asset SMASh Series EC Fund 2016 Annual Report

involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2016, the total notional value of all credit default swaps to sell protection was $15,820,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended October 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return

Western Asset SMASh Series EC Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

38	Western Asset SMASh Series EC Fund 2016 Annual Report

agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be

Western Asset SMASh Series EC Fund 2016 Annual Report	39

Notes to financial statements (cont’d)

principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies,

40	Western Asset SMASh Series EC Fund 2016 Annual Report

interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,755,157. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Western Asset SMASh Series EC Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(s) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(6,243,194)	$6,243,194

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of swap contracts and losses from mortgage-backed securities treated as capital losses for tax purposes.

42	Western Asset SMASh Series EC Fund 2016 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $350,454.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$515,472,468	$90,587,383
Sales	213,980,266	29,176,875

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,612,413
Gross unrealized depreciation	(28,588,969)
Net unrealized depreciation	$(5,976,556)

Western Asset SMASh Series EC Fund 2016 Annual Report	43

Notes to financial statements (cont’d)

At October 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	42	3/17	$10,363,636	$10,397,100	$33,464
90-Day Eurodollar	500	12/17	123,389,125	123,575,000	185,875
Euro BTP	502	12/16	77,059,411	76,356,347	(703,064)
Euro-Bobl	335	12/16	48,410,735	48,215,223	(195,512)
U.S. Treasury 2-Year Notes	100	12/16	21,824,594	21,814,063	(10,531)
U.S. Treasury 5-Year Notes	2,209	12/16	267,977,657	266,840,297	(1,137,360)
U.S. Treasury Ultra Long-Term Bonds	905	12/16	168,401,968	159,223,437	(9,178,531)
					(11,005,659)
Contracts to Sell:
Euro	31	12/16	$4,372,018	$4,257,462	$114,556
Euro-Bund	400	12/16	71,385,295	71,208,865	176,430
Japanese 10-Year Bonds	37	12/16	53,433,970	53,525,985	(92,015)
U.S. Treasury 10-Year Notes	4	12/16	521,487	518,500	2,987
U.S. Treasury Long-Term Bonds	125	12/16	21,206,247	20,339,844	866,403
					1,068,361
Net unrealized depreciation on open futures contracts					$(9,937,298)

During the year ended October 31, 2016, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of October 31, 2015	49,070,000	$821,815
Options written	88,970,074	719,235
Options closed	(28,070,000)	(398,875)
Options exercised	—	—
Options expired	(72,880,074)	(781,507)
Written options, outstanding as of October 31, 2016	37,090,000	$360,668

At October 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,110,151	EUR	5,439,078	Bank of America N.A.	11/10/16	$137,529
CAD	69,317,890	USD	52,819,868	Citibank N.A.	11/10/16	(1,136,903)
USD	13,698,716	EUR	12,187,578	Citibank N.A.	11/10/16	315,602
USD	2,739,425	EUR	2,500,000	Citibank N.A.	11/10/16	(5,811)
GBP	16,870,000	USD	20,961,650	Barclays Bank PLC	1/20/17	(273,436)
USD	73,898,909	CNY	497,820,000	Barclays Bank PLC	1/20/17	591,714
BRL	7,912,500	USD	2,381,848	Citibank N.A.	1/20/17	38,413
INR	1,119,690,000	USD	16,565,912	Citibank N.A.	1/20/17	7,847
INR	1,378,830,000	USD	20,424,085	Citibank N.A.	1/20/17	(14,511)

44	Western Asset SMASh Series EC Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	271,912,786	USD	13,916,911	Citibank N.A.	1/20/17	$346,981
USD	31,450,208	EUR	28,020,000	Citibank N.A.	1/20/17	576,938
USD	164,858,480	JPY	16,989,325,833	Citibank N.A.	1/20/17	2,307,772
USD	16,074,088	PLN	61,790,000	Citibank N.A.	1/20/17	346,900
Total						$3,239,035

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty
USD	— United States Dollar

At October 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$15,820,000	12/20/21	5.000% quarterly	$533,134	$686,603	$(153,469)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2016.

Western Asset SMASh Series EC Fund 2016 Annual Report	45

Notes to financial statements (cont’d)

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$62,477	$62,477
Futures contracts[3]	$1,265,159	114,556	1,379,715
Forward foreign currency contracts	—	4,669,696	4,669,696
Total	$1,265,159	$4,846,729	$6,111,888

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$324,496	—	$324,496
Futures contracts[3]	$11,317,013	—	—	11,317,013
Centrally cleared swap contracts[4]	—	—	$153,469	153,469
Forward foreign currency contracts	—	1,430,661	—	1,430,661
Total	$11,317,013	$1,755,157	$153,469	$13,225,639

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(5,791)	$(2,508,946)	$(108,639)	$(2,623,376)
Futures contracts	25,389,147	20,732	—	25,409,879
Written options	5,797	1,174,585	—	1,180,382
Swap contracts	—	—	1,539,832	1,539,832
Forward foreign currency contracts[2]	—	(2,909,038)	—	(2,909,038)
Total	$25,389,153	$(4,222,667)	$1,431,193	$22,597,679

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

46	Western Asset SMASh Series EC Fund 2016 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$14,094	—	$14,094
Written options	—	(464,731)	—	(464,731)
Futures contracts	$(10,492,380)	39,482	—	(10,452,898)
Swap contracts	—	—	$(274,766)	(274,766)
Forward foreign currency contracts[2]	—	2,632,380	—	2,632,380
Total	$(10,492,380)	$2,221,225	$(274,766)	$(8,545,921)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$454,630
Written options	75,313
Futures contracts (to buy)	385,604,506
Futures contracts (to sell)	418,544,906
Forward foreign currency contracts (to buy)	124,220,284
Forward foreign currency contracts (to sell)	298,131,053

Average Notional Balance
Credit default swap contracts (to buy protection)†	$2,907,692
Credit default swap contracts (to sell protection)	22,355,754

†	At October 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$62,477	—	$62,477
Futures contracts[3]	125,898	—	125,898
Forward foreign currency contracts	4,669,696	—	4,669,696
Total	$4,858,071	—	$4,858,071

Western Asset SMASh Series EC Fund 2016 Annual Report	47

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$324,496	—	$324,496
Centrally cleared swap contracts[3]	20,369	$(20,369)	—
Forward foreign currency contracts	1,430,661	—	1,430,661
Total	$1,775,526	$(20,369)	$1,755,157

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Shares of beneficial interest

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended October 31, 2016	Year Ended October 31, 2015
Shares sold	55,466,202	43,706,104
Shares repurchased	(13,822,773)	(8,243,080)
Net increase	41,643,429	35,463,024

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$36,558,045	$27,520,272
Net long-term capital gains	1,743,019	446,759
Total distributions paid	$38,301,064	$27,967,031

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$20,427,099
Undistributed long-term capital gains — net	814,479
Total undistributed earnings	21,241,578
Other book/tax temporary differences(a)	6,451,302
Unrealized appreciation (depreciation)(b)	(12,765,205)
Total accumulated earnings (losses) — net	$14,927,675

48	Western Asset SMASh Series EC Fund 2016 Annual Report

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended October 31, 2016, the Fund incurred a commitment fee in the amount of $7,157. The Fund did not utilize the Redemption Facility during the period ended October 31, 2016.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

9. Change in fiscal year end

In November 2016, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from October to February.

10. Subsequent event

Effective November 21, 2016, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

Western Asset SMASh Series EC Fund 2016 Annual Report	49

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset SMASh Series EC Fund (the “Fund”), a series of Legg Mason Partners Institutional Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset SMASh Series EC Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

50	Western Asset SMASh Series EC Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series EC Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Western Asset SMASh Series EC Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

52	Western Asset SMASh Series EC Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years

Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Western Asset SMASh Series EC Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

54	Western Asset SMASh Series EC Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Western Asset SMASh Series EC Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

56	Western Asset SMASh Series EC Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	12/14/2015
Payable date:	12/15/2015
Qualified Short-term capital gain dividend	$0.008910	*
Long-term capital gain dividend	$0.026270

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset SMASh Series EC Fund	57

Western Asset

SMASh Series EC Fund

Trustees

Elliott J. Berv*

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

*	Effective February 10, 2016, Mr. Berv became Chairman.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset SMASh Series EC Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series EC Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010550 12/16 SR16-2925

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $108,543 in 2015 and $120,170 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional $10,530 in 2015 and $10,650 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in 2015 and $0 in 2016.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2016